UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

InsPro Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INSPRO TECHNOLOGIES CORPORATION

150 N. Radnor-Chester Road, Suite B-101
Radnor, Pennsylvania 19087

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 4, 2011

To our stockholders:

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of InsPro Technologies Corporation (the “Company”) will be held at the Company’s offices located at 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, on Thursday, August 4, 2011, at 9:00 a.m., Philadelphia, Pennsylvania time, for the following purposes:

1)	To elect 9 directors;

2)	To ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011; and

3)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on July 1, 2011, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

Anthony R. Verdi
Chief Executive Officer

July 5, 2011

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

(This page is intentionally blank.)

INSPRO TECHNOLOGIES CORPORATION

150 N. Radnor-Chester Road, Suite B-101
Radnor, Pennsylvania 19087

PROXY STATEMENT

This proxy statement is being furnished to the stockholders of InsPro Technologies Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation by our board of directors of proxies for use at our 2011 Annual Meeting of Stockholders and any adjournments thereof (the “Annual Meeting”).  The Annual Meeting will be held at the offices of the Company located at 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, on Thursday, August 4, 2011, at 9:00 a.m., Philadelphia, Pennsylvania time.  This proxy statement and the enclosed proxy card are being mailed to stockholders on July 11, 2011.

The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us.  Proxies may be solicited, without extra compensation, by officers and employees, both in person and by mail, telephone, facsimile or any other method of communication.  We may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by us.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

Only the holders of shares of our common stock, par value $0.001 per share (the “Common Shares”), our Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), our Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Shares”, and together with the Series A Preferred Shares, the “Preferred Shares”) (the Common Shares and the Preferred Shares together are referred to herein as the “Shares”), of record at the close of business on July 1, 2011 (the “Record Date”) are entitled to vote at the Annual Meeting.  As of the Record Date, we had outstanding 41,543,655 Common Shares, 1,276,750 Series A Preferred Shares and 2,797,379 Series B Preferred Shares.  A majority of the Shares entitled to vote that are present in person or represented by proxy at the Annual Meeting will constitute a quorum for the transaction of business.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting.  Each holder of Common Shares is entitled to one vote for each Common Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.  Each holder of Preferred Shares is entitled to vote, with respect to any question upon which holders of Common Shares are entitled to vote, together with the holders of Common Shares as one class on an as-converted basis. Under the terms of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, each holder of Preferred Shares is entitled to vote the equivalent of twenty Common Shares for each Preferred Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in the manner specified on those proxies.  If a properly executed proxy is received prior to the Annual Meeting and not revoked, but no instructions are given in the proxy, the Shares will be voted by the proxy agents FOR the proposal to elect to our board of directors the 9 nominees listed in this proxy statement and FOR the proposal to ratify the appointment of Sherb & Co., LLP as our independent registered public accountants.  A stockholder may revoke his or her proxy at any time before it is exercised by providing written notice to Anthony R. Verdi, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting.  There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

Election as a director requires a plurality of the votes of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.  With respect to the approval of any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to take action unless a greater percentage is required by our Certificate of Incorporation or Amended and Restated Bylaws.

A properly executed proxy marked “Withhold From All” with respect to the election of the director nominees will not be voted with respect to such director nominees, although it will be counted for purposes of determining whether there is a quorum.  For the purpose of determining the number of votes cast for approval of other matters to be voted on at the Annual Meeting, only those cast “for” or “against” will be included. Abstentions may be specified on any proposals other than the election of directors and are considered Shares entitled to vote on these matters and therefore will have the effect of a vote against these proposals. Broker non-votes are not considered Shares entitled to vote on the other proposals and therefore will not be taken into account in determining the outcome of the vote on these proposals.  “Broker non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table shows information known by us with respect to the beneficial ownership of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock as of July 5, 2011, for each of the following persons:

•	each of our directors;

•	our named executive officers;

•	all of our directors, director nominees and executive officers as a group; and

•	each person or group of affiliated persons or entities known by us to beneficially own 5% or more of our common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock.

The number of Shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Under these rules, beneficial ownership includes any Shares as to which the individual or entity has sole or shared voting power or investment power and includes any Shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of July 5, 2011 through the exercise of any warrant, stock option or other right.  In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares underlying options and warrants that are exercisable within 60 days of July 5, 2011 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The following table is based on 41,543,655 Common Shares, 1,276,750 Series A Preferred Shares and 2,797,379 Series B Preferred Shares outstanding as of July 5, 2011. Unless otherwise indicated, the address of all individuals and entities listed below is InsPro Technologies Corporation, 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Title of Class	Percent of Shares Beneficially
Directors and Executive Officers:

Donald R. Caldwell	116,008,935	(1)	Common Stock	80.1%
	1,250,000	(2)	Series A Preferred Stock	97.9%
	797,378	(2)	Series B Preferred Stock	22.2%

Warren V. Musser	280,000	(3)	Common Stock	*

Robert J. Oakes	4,832,232	(4)	Common Stock	11.3%
	151,250	(4a)	Series A Preferred Stock	10.7%

John Harrison	453,333	(5)	Common Stock	1.1%
	1,250		Series A Preferred Stock	*

L.J. Rowell	415,600	(6)	Common Stock	1.0%

Paul Soltoff	388,333	(7)	Common Stock	*
	1,250		Series A Preferred Stock	*

Sanford Rich	348,333	(8)	Common Stock	*
	1,250		Series A Preferred Stock	*

Name of Beneficial Owner	Number of Shares Beneficially Owned		Title of Class	Percent of Shares Beneficially
Frederick C. Tecce	116,074,925	(9)	Common Stock	80.2%
	1,250,000	(2)	Series A Preferred Stock	97.9%
	797,378	(2)	Series B Preferred Stock	22.2%

Anthony R. Verdi	1,118,333	(10)	Common Stock	2.6%
	1,250		Series A Preferred Stock	*

Edmond Walters	171,633		Common Stock	*

All directors and executive officers as a group	124,406,733		Common Stock	83.7%
(10 persons)		(2)(3)(4)(4a)(5)
		(6)(7)(8)
		(9)(10)

	1,256,250	(2)	Series A Preferred Stock	98.6%
	797,378	(2)	Series B Preferred Stock	22.2%

Holders of More than Five Percent of Our Common Stock, Series A Preferred Stock and Series B Preferred Stock:

The Co-Investment Fund II, L. P.	115,894,925	(11)	Common Stock	80.0%
	1,250,000	(2)	Series A Preferred Stock	97.9%
	797,378	(2)	Series B Preferred Stock	22.2%

Independence Blue Cross	50,000,010	(12)	Common Stock	54.6%
	1,666,667		Series B Preferred Stock	59.6%

Azeez Investors, LLC	6,000,000	(13)	Common Stock	12.6%
	200,000		Series B Preferred Stock	7.1%

Scarpa Family Trust, 2005	4,000,020	(14)	Common Stock	8.8%
	133,334		Series B Preferred Stock	4.8%

Alvin H. Clemens	3,922,457	(15)	Common Stock	9.2%

*  Less than 1%

(1)
Includes 12,646,874 shares and 62,300,491 shares underlying warrants that are exercisable within 60 days of July 5, 2011, 25,000,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011, and 15,947,560 shares convertible at the option of the holder from Series B preferred stock within 60 days of July 5, 2011, which are beneficially owned by The Co-Investment Fund II, L. P. (the “Fund”), designee of Cross Atlantic Capital Partners, Inc.  Mr. Caldwell is a managing partner of Cross Atlantic Capital Partners, Inc.  Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund.  Mr. Caldwell disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(2)
Represents securities owned by the Fund, the designee of Cross Atlantic Capital Partners, Inc., of which Frederick C. Tecce is the managing director and of which Donald R. Caldwell is managing partner.  Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund.  Mr. Tecce and Mr. Caldwell disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein.

(3)	Includes 250,000 shares underlying options, all of which are exercisable within 60 days of July 5, 2011.

(4)
Includes 1,375,000 shares underlying options and 33,333 shares underlying warrants, which are exercisable within 60 days of July 5, 2011 and 3,025,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011. Excludes 1,125,000 shares underlying options, which are not exercisable within 60 days of July 5, 2011.

(4a)	Includes 150,000 shares underlying warrants, which are exercisable within 60 days of July 5, 2011.

(5)
Includes 250,000 shares underlying options and 33,333 shares underlying warrants, all of which are exercisable within 60 days of July 5, 2011 and 25,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011.

(6)	Includes 200,000 shares underlying options that are exercisable within 60 days of July 5, 2011.

(7)
Includes 150,000 shares underlying options and 33,333 shares underlying warrants, all of which are exercisable within 60 days of July 5, 2011 and 25,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011.

(8)
Includes 200,000 shares underlying options and 33,333 shares underlying warrants that are exercisable within 60 days of July 5, 2011 and 25,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011.

(9)
Includes 50,000 shares underlying warrants that are exercisable within 60 days of July 5, 2011.  Also includes 12,646,874 shares and 62,300,491 shares underlying warrants that are exercisable within 60 days of July 5, 2011, 25,000,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011, and 15,947,560 shares convertible at the option of the holder from Series B preferred stock within 60 days of July 5, 2011, which are beneficially owned by the Fund, designee of Cross Atlantic Capital Partners, Inc. Mr. Tecce is a managing partner of Cross Atlantic Capital Partners, Inc.  Mr. Tecce disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(10)
Includes 1,000,000 shares underlying options and 33,333 shares underlying warrants, all of which are exercisable within 60 days of July 5, 2011 and 25,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011.

(11)
Includes 40,993,377 shares underlying warrants that are exercisable within 60 days of July 5, 2011.  Includes 25,000,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of July 5, 2011, and 15,947,560 shares convertible at the option of the holder from Series B preferred stock within 60 days of July 5, 2011.

(12)
Includes 33,333,340 shares convertible at the option of the holder from Series B preferred stock within 60 days of July 5, 2011 and 16,666,670 shares underlying warrants, which are exercisable within 60 days of July 5, 2011 .

(13)
Includes 4,000,000 shares convertible at the option of the holder from Series B preferred stock within 60 days of July 5, 2011 and 2,000,000 shares underlying warrants, which are exercisable within 60 days of July 5, 2011.

(14)
Includes 2,666,680 shares convertible at the option of the holder from Series B preferred stock within 60 days of July 5, 2011 and 1,333,340 shares underlying warrants, which are exercisable within 60 days of July 5, 2011.

(15)
Includes 1,000,000 shares held by The Clemens-Beaver Creek Limited Partnership, of which Alvin H. Clemens is the general partner. Mr. Clemens disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Also includes 100,000 shares held by Mr. Clemens’s minor children. Also includes 993,377 shares underlying warrants, all of which are exercisable within 60 days of July 5, 2011.

PROPOSAL 1:  ELECTION OF NINE DIRECTORS

Our board of directors is authorized to have up to 15 members.  Our board of directors currently has ten members and nine members are nominees for director at the Annual Meeting. These nominees are Donald R. Caldwell, John Harrison, Robert J. Oakes, Sanford Rich, L.J. Rowell, Paul Soltoff, Frederick C. Tecce, Anthony R. Verdi and Edmond J. Walters.  Mr. Warren V. Musser, who is currently a member of our board, has chosen not to be a nominee for director at the Annual Meeting.  Proxies may not be voted for a greater number of persons than the number of nominees named below.  Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal.

Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve.  The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees.  If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by our board of directors.  Alternatively, our board of directors may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee to our board of directors.

Nominees for Terms Continuing Through our 2012 Annual Meeting of Stockholders

Donald R. Caldwell, 65, has served as one of our directors and as one of the Co-Chairman of our board of directors from April 2008 through November 24, 2009 and as our Chairman since November 24, 2009. Mr. Caldwell founded Cross Atlantic Capital Partners, Inc. in 1999, and presently serves as its Chairman and Chief Executive Officer. He has served as a Director at Rubicon Technology, Inc. since 2001 where he chairs the Compensation Committee; and at Diamond Management & Technology Consultants, Inc. (NASDAQ) from 1994 until its sale to PriceWaterhouse in 2010, and where he served as a member of their Compensation Committee, Audit Committee and as the lead director since 2006. Mr. Caldwell is a Director and a member of the Compensation and Audit Committees and chairman of the Executive Committee of Quaker Chemical Corporation (NYSE), and a member of the Compensation Committee and the board of Voxware, Inc. (NASDAQ), a supplier of voice driven solutions. Mr. Caldwell is a director, chairman of the audit committee and member of the compensation committee of Lighting Gaming, Inc. since 2005.  Mr. Caldwell was a director of Kanbay International, Inc. from 1999 through 2007 when it was purchased by CapGemini.  From 1996 to 1999, Mr. Caldwell was President and Chief Operating Officer and a Director of Safeguard Scientifics, Inc. Mr. Caldwell is a Certified Public Accountant in the State of New York.  Mr. Caldwell’s experience serving as a director and officer of numerous public companies qualifies him to be a member of our board of directors.

John Harrison, 68, has served as one of our directors since November 2005. He is a founding Partner and Executive Director of The Keystone Equities Group, Inc., a full service investment banking group and a registered NASD broker-dealer founded in 2003. Mr. Harrison also is a Managing Director of Covenant Partners, a hedge fund that invests in direct marketing services companies. In 1999, Mr. Harrison became a founding Partner of Emerging Growth Equities, Ltd., a full service investment banking and brokerage firm focused on raising capital for emerging technology companies addressing high-growth industry sectors. From 1985 to 2000, Mr. Harrison served as President of DiMark, a direct marketing agency that was acquired by Harte-Hanks in 1996. He also has held senior management positions with CUNA Mutual, RLI Insurance and CNA Insurance where he directed their direct marketing practice. Mr. Harrison was Chairman of Professional Insurance Marketing Association (PIMA) and Chairman of the DMA's Financial Services Council. Mr. Harrison’s extensive experience in the financial and insurance sectors qualifies him to be a member of our board of directors.

Robert J. Oakes, 52, has served as one of our directors since August 2008. He has served as the President and CEO of our InsPro Technologies, LLC subsidiary since our acquisition of the subsidiary on October 1, 2007. From 1986 until 2007 Mr. Oakes was President and Chief Executive Officer of the general partner of Atiam Technologies L.P. (now known as InsPro Technologies, LLC), a software development and servicing company that developed, expanded and serviced products to serve the insurance and financial services markets. Mr. Oakes founded InsPro Technologies under the name “Atiam” in 1986 and led the company’s effort to design and develop its flagship product, InsPro. InsPro is a state-of-the-art Insurance, Marketing, Administration and Claim System that provides end-to-end insurance processing, technology and support, for a broad range of life, health and disability products.  Mr. Oakes’ experience in the development of our flagship product and the management of InsPro Technologies, LLC qualifies him to be a member of our board of directors.

Sanford Rich, 53, has served as one of our directors since April 2006. Mr. Rich is currently a Managing Director with Whitemarsh Capital Advisors LLC, a broker-dealer since February 2009. He was the Managing Director, Investment Banking for Matrix USA LLC from May 2008 through February 2009. Mr. Rich served as a director, audit committee chairman and SEC qualified audit committee financial expert of Interclick, Inc. from 2007 to 2010.  From 1995 to May 2008 Mr. Rich was Director, Senior Vice President and Portfolio Manager at GEM Capital Management Inc. From 1993 to 1995, Mr. Rich was a Managing Director of High Yield Finance, Capital Markets & North American Loan Syndicate, Sales and Trading at Citicorp Securities. From 1985 to 1993, he served as Managing Director of Debt Capital Markets at Merrill Lynch. From 1978 to 1985, Mr. Rich held various Analyst positions in numerous companies, including Cypress Capital Management, Inc. (Vice President and Analyst from 1983 to 1985), FIAMCO (Distressed/High Yield Bond Analyst from 1981 to 1983), Progressive Corporation (Financial Analyst from 1980 to 1981) and Prescott, Ball and Turben (Distressed/High Yield Bond Analyst from 1978 to 1980).  Mr. Rich’s 30+ years of experience in the financial sector qualifies him to be a member of our board of directors.

L.J. Rowell, 79, has served as one of our directors since April 2006. He is a past President (1984-1996), Chief Executive Officer (1991-1996) and Chairman of the Board (1993-1996) of Provident Mutual Life Insurance Company, where he also held various other executive and committee positions from 1980 until his retirement in 1996. Mr. Rowell served on the board of directors of the PMA Group from 1992 until 2009.  Mr. Rowell served on the board of directors of the Southeast Pennsylvania Chapter of the American Red Cross, the American College, The Foundation at Paoli and The Milton S. Hershey Medical Center. Mr. Rowell also has served on the Board of Trustees of The Pennsylvania State University as a business and industry trustee since 1992. In 1991, he served as the Chairman of the Major Business Division for the United Way of Southeastern Pennsylvania. Mr. Rowell also has served as chairman of The American Red Cross Ad Blood Campaign and has previously served on its Major Contributions Donor Campaign.  Mr. Rowell’s extensive experience in the insurance industry and his civic service for various health care organizations qualifies him to be a member of our board of directors.

Paul Soltoff, 57, has served as one of our directors since November 2005.  He also has served as Chairman and Chief Executive Officer of Acquirgy, Inc. since 2009.  He served as Chairman and Chief Executive Officer of SendTec, Inc. since its inception in February 2000 through 2009.  From 1997 until February 2000, Mr. Soltoff served as Chief Executive Officer of Soltoff Direct Corporation, a specialized direct marketing consulting company. From September 2004 until October 2005, Mr. Soltoff served as a director of theglobe.com.  Mr. Soltoff’s experience as an officer and director in the Internet marketing sector qualifies him to be a member of our board of directors.

Frederick C. Tecce, 76, has served as one of our directors since August 2007. He currently serves as of counsel with Buchanan Ingersoll & Rooney. He was an attorney with Klett Rooney Lieber & Schorling when it joined Buchanan in 2006. Mr. Tecce also serves as counsel to Cross Atlantic Capital Partners, Inc. and has served on the investment committees of three of the funds managed by Cross Atlantic Capital Partners, Inc. Mr. Tecce is a director of Lighting Gaming, Inc. since 2005.  Mr. Tecce previously served as Senior Vice President and General Counsel of Academy Life Insurance Company. Mr. Tecce served on the transition team for Pennsylvania Governor Tom Ridge and was appointed by Governor Ridge to serve as a member of the board of the $50 billion Public School Employees Retirement System (PSERS), where he served as chairman of the Finance Committee until his retirement in September of 2001. He was appointed by U.S. Senator Rick Santorum to the Federal Judicial Nominating Committee where he served for several terms and also served on Dr. Robert Gallo’s Board of Visitors at the University of Maryland Institute for Human Virology. He has also served on the board of directors of several listed companies.  Mr. Tecce’s numerous legal, business and government experiences qualify him to be a member of our board of directors.

Anthony R. Verdi, 62, has served as one of our directors since June 2008, as our Chief Financial Officer and Assistant Secretary since November 2005, as our Chief Operating Officer since April 2008, Acting Principal Executive Officer from June 20, 2008 through May 18, 2011, and Principal Executive Officer since May 18, 2011. From 2001 until November 2005, Mr. Verdi provided consulting services to life, health and property and casualty insurance company agency and venture capital clients. Mr. Verdi served as Chief Operating Officer of Provident American Corporation and Chief Financial Officer of HealthAxis, Inc.  From January 1990 until December 1998 Mr. Verdi served as Chief Financial Officer of Provident American Corporation. From July 1986 until January 1990, he was the Vice President and Controller of InterCounty Hospitalization and Health Plans, a nonprofit group medical insurer. From April 1971 until July 1986, he served in various finance and accounting capacities for the Academy Insurance Group, ultimately serving as the Assistant Controller.  Mr. Verdi’s extensive experience in the insurance industry and his financial and accounting background qualifies him to be a member of our board of directors.

Edmond J. Walters, 50, has served as one of our directors since April 2008. Mr. Walters is Founder and Chief Executive Officer of eMoney Advisor, a wealth planning and management solutions provider for financial advisors that Mr. Walters founded in 2000 and is now a wholly-owned subsidiary of Commerce Bancorp. Prior to forming eMoney Advisor in 2000, Mr. Walters spent more than 20 years in the financial services industry, advising high net worth clients. From 1983 to 1992 he was associated with Kistler, Tiffany & Company in Wayne, PA. In 1992, Walters helped found the Wharton Business Group, a financial advising firm, in Malvern, PA.  Mr. Walters’ 20+ years of experience in the financial sector qualify him to be a member of our board of directors.

Our board of directors recommends a vote “FOR” each of the foregoing nominees.

Board of Directors and Committees

Our board of directors currently is composed of Messrs. Caldwell, Harrison, Musser, Oakes, Rich, Rowell, Soltoff, Tecce, Verdi and Walters.  Mr. Caldwell is the Chairman of our board of directors. Directors serve until the next annual meeting of stockholders, until their successors are elected or appointed or qualified, or until their prior resignation of removal.  Our executive officers are appointed by, and serve at the discretion of, our board of directors.

                Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards. As required under the NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by a company’s board of directors. Our board of directors, in applying the standards for independence as defined by Rule 4200(a)(15) of the NASDAQ listing standards and Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission, has affirmatively determined that Messrs. Caldwell, Harrison, Musser, Rich, Rowell, Soltoff, Tecce and Walters are “independent” directors.

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee.  Pursuant to our bylaws, our board of directors may from time to time establish other committees to facilitate the management of our business and operations.

Board and Committee Meetings

During the year ended December 31, 2010, our board of directors held four meetings and three actions were taken by unanimous written consent.  Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend special and annual meetings of stockholders.  No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which each particular director served.   All of our current directors attended the 2010 Annual Meeting of Stockholders, with the exception of Messrs. Soltoff and Walters.  During the year ended December 31, 2010, our audit committee of our board of directors held four committee meetings. During the year ended December 31, 2010, our compensation committee of our board of directors held one committee meeting. During the year ended December 31, 2010, our nominating and governance committee of our board of directors held no committee meetings.

Board Leadership Structure and Risk Oversight

The role of chief executive officer and chairman of the board are separate positions. We believe it is the chief executive officer’s responsibility to oversee the Company’s operations and the chairman’s responsibility to coordinate the appropriate functioning of the board.   As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have a chairman whose sole role with the Company is leading the board.

Mr. Caldwell is primarily responsible for overseeing the Company’s risk management processes on behalf of the full board.  Mr. Caldwell receives reports from management at least quarterly regarding the Company’s assessment of risks.  In addition, Mr. Caldwell is also chairman of the audit committee and together with the other members of the audit committee meets with management to discuss the Company’s policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and mitigate these exposures. Mr. Caldwell reports regularly to the full board of directors, which also considers the Company’s risk factors.  While the board oversees the Company’s risk management, company management is responsible for day-to-day risk management processes.   We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our board leadership structure supports this approach.

Code of Business Conduct and Ethics

We adopted an amended and restated Code of Business Conduct and Ethics on January 29, 2008. Our Code of Business Conduct and Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, applies globally to our corporate directors, executive officers, senior financial officers and other employees.  Our Code of Business Conduct and Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.  A printed copy of our Code of Business Conduct and Ethics may be obtained free of charge by writing to us at InsPro Technologies Corporation, 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087.

Audit Committee

The members of our audit committee are Messrs. Caldwell, Rich and Rowell. Mr. Caldwell became chairman of the committee effective upon his appointment to the board on April 1, 2008.    Our audit committee assists our board of directors in its oversight of:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•
the evaluation of the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•	the preparation of the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

Our board of directors has determined that Mr. Caldwell is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission.  Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards.  Our board of directors, in applying the above-referenced standards, has affirmatively determined that each of Messrs. Caldwell, Rich and Rowell are “independent”.

We believe that the composition of our audit committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations, and the functioning of our audit committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

A copy of the charter of our audit committee is attached to this Proxy Statement as Appendix A.

Compensation Committee

The members of our compensation committee are Messrs. Harrison, Rich and Tecce. Mr. Harrison chairs the committee. Specific responsibilities of our compensation committee include:

•	to establish and periodically review our compensation philosophy and the adequacy of compensation plans and programs for executive officers and our other employees;

•	to establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

•	to review the performance of the executive officers and award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

•	to review and monitor management development and succession plans and activities; and

•	to prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

A copy of the charter of our compensation  committee is attached to this Proxy Statement as Appendix B.

Nominating and Governance Committee

The members of our nominating and governance committee are Messrs. Rowell, Harrison and Soltoff.  Mr. Rowell chairs the committee.  This committee is responsible for recommending qualified candidates to the board of directors for election as directors, including the slate of directors that the board proposes for election by stockholders at Annual Meetings.  While the committee does not have a formal diversity “policy,” the committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives.  We believe that the committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion or ethnicity.  The committee identifies candidates through a variety of means, including recommendations from members of the board and suggestions from our management, including our Chairman and Chief Executive Officer.  In addition, the committee considers candidates recommended by third parties, including stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing our Secretary and giving the recommended candidate’s name, biographical data and qualifications.

The nominating and corporate governance committee operates under a formal charter adopted by the Board that governs its duties and standards of performance.  A copy of the charter of our nominating and corporate governance committee is attached to this Proxy Statement as Appendix C.

Transactions With Related Persons

From the beginning of our last fiscal year until the date of this proxy, there has been no transaction, nor is there any transaction currently proposed, to which we were, are, or would be a participant, in which the amount involved exceeded or would exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors or executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons or entities had or will have a direct or indirect material interest, other than the compensation and compensation arrangements (including with respect to equity compensation and board compensation) described below.

We believe that we have executed all of the transactions described below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

We have engaged in the following transaction regarding sales of our common stock with our executive officers and directors, and with the beneficial holders of 5% or more of our common stock:

•
Effective with the March 26, 2010, expiration of a subscription rights offering The Co-Investment Fund II, L.P., or Co-Investment, exercised 1,000 basic subscription rights for $1,000,000 and the Company issued to Co-Investment 250,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, or Series A Preferred Stock, and five-year warrants to purchase in aggregate 5,000,000 shares of its common stock, par value $0.001, or Common Stock, at an exercise price of $0.20 per share.

o
Co-Investment is the designee of Cross Atlantic Capital Partners, Inc., or Cross Atlantic, of which Donald Caldwell, one of our directors and Chairman of our board of directors, is Chairman and Chief Executive Officer, and of which Frederick C. Tecce, one of our directors, is a managing partner.

o
On January 14, 2010 the Company filed a prospectus for a rights offering on Form S-1/A, which the Commission declared effective on January 22, 2010, to distribute to shareholders at no charge, one non-transferable subscription right for each 12,256 shares of our common stock and 613 shares of our Series A Preferred Stock owned as of January 1, 2010, the record date, either as a holder of record or, in the case of shares held of record by brokers, dealers, custodian banks or other nominees on shareholders’ behalf, as a beneficial owner of such shares.  This rights offering was designed to give all of the holders of the Company’s common stock the opportunity to participate in an equity investment in the Company on the same economic terms as the Company’s 2009 private placement.

o
The basic subscription right entitled the holder to purchase one unit, or a Subscription Unit, at a subscription price of $1,000. A Subscription Unit consisted of 250 shares of Series A Preferred Stock and a five-year warrant to purchase 5,000 shares of Common Stock at an exercise price of $0.20 per share.  In the event that a holder of a Subscription Unit purchased all of the basic Subscription Units available to the holder then pursuant to their basic subscription right, the holder had the option to choose to subscribe for a portion of any Subscription Units that were not purchased by all other holders of Subscription Units through the exercise of their basic subscription rights.

o
Effective with the expiration of the subscription rights, which occurred on March 26, 2010, holders of subscription rights exercised in aggregate 1,061 basic subscription rights and 46 over-subscription rights for a total 1,107 Subscription Units, which included Co-Investment’s 1,000 Subscription Units.  As a result of the exercise of 1,107 Subscription Units the Company received $1,107,000 in gross proceeds, and on March 26, 2010, issued in aggregate 276,750 shares of Series A Preferred Stock and five-year warrants to purchase in aggregate 5,535,000 shares of Common Stock at an exercise price of $0.20 per share. The Series A Preferred Stock has the same terms as the Series A Preferred Stock issued in 2009. The warrants also include full ratchet anti-dilution adjustment provisions for issuances of securities below $0.20 per share of Common Stock during the first two years following March 26, 2010, subject to customary exceptions.

o	Effective with the expiration of the rights offering all unexercised subscription rights expired.

•
On September 30, 2010, the Company entered into and completed a private placement with certain accredited investors, or the Investors, including Independence Blue Cross, a Pennsylvania hospital plan corporation, for an aggregate of 1,800,001 shares of Series B Convertible Preferred Stock, par value $0.001 per share, or Series B Preferred Stock, and warrants, or the September 2010 Warrants, to purchase 18,000,010 shares of its Common Stock, pursuant to the terms of a securities purchase agreement, or the 2010 Purchase Agreement.  Independence Blue Cross purchased an aggregate of 1,666,667 shares of Series B Preferred Stock and September 2010 Warrants to purchase 14,666,670 shares of our Common Stock.

o
Pursuant to the 2010 Purchase Agreement, the Company agreed to sell to the Investors 1,800,001 investment units, each, a 2010 Unit, in the 2010 private placement at a per 2010 Unit purchase price equal to $3.00.  Each 2010 Unit sold in the 2010 private placement consisted of one share of Series B Preferred Stock and a September 2010 Warrant to purchase ten shares of Common Stock at an initial exercise price of $0.15 per share, subject to adjustment.

o
The Series B Preferred Stock is entitled to vote as a single class with the holders of the Company’s common and preferred stock, with each share of Series B Preferred Stock having the right to 20 votes.  Upon the liquidation, sale or merger of the Company, each share of Series B Preferred Stock is entitled to receive an amount equal to the greater of (A) a liquidation preference equal to the Series B Preferred Stock original issue price, subject to certain customary adjustments, or (B) the amount such share of Series B Preferred Stock would receive if it participated pari passu with the holders of common and preferred stock on an as-converted basis.  Each share of Series B Preferred Stock becomes convertible into 20 shares of common stock , subject to adjustment and at the option of the holder of the Series B Preferred Stock.  For so long as any shares of Series B Preferred Stock are outstanding, the vote or consent of the holders of at least two-thirds of the Series B Preferred Stock is required to approve (Y) any amendment to the Company’s certificate of incorporation or bylaws that would adversely alter the voting powers, preferences or special rights of the Series B Preferred Stock or (Z) any amendment to the Company’s certificate of incorporation to create any shares of capital stock that rank senior to the Series B Preferred Stock.  In addition to the voting rights described above, for so long as 1,000,000 shares of Series B Preferred Stock are outstanding, the vote or consent of the holders of at least two-thirds of the shares of Series B Preferred Stock is required to effect or validate any merger, sale of substantially all of the assets of the Company or other fundamental transaction, unless such transaction, when consummated, will provide the holders of Series B Preferred Stock with an amount per share equal the Series B Preferred Stock original issue price in aggregate for all issued and outstanding Series B Preferred Stock.

o
Under the terms of the 2010 Purchase Agreement, and subject to the approval of the Company’s shareholders of an amendment to the certificate of incorporation of the Company to increase the number of shares of authorized Common Stock of the Company, the Company agreed to sell an additional 200,000 Units to the Investors after September 30, 2010, on the same terms and conditions as described in the 2010 Purchase Agreement, or the Subsequent Closing.

▪	The Company’s shareholders approved the amendment to the certificate of incorporation of the Company to increase the number of shares of authorized Common Stock of the Company on November 18, 2010.

▪
The Subsequent Closing occurred on November 29, 2010, and the Company sold an additional 200,000 2010 Units to Independence Blue Cross pursuant to the 2010 Purchase Agreement. At the Subsequent Closing, Independence Blue Cross purchased an aggregate of 200,000 shares of Series B Preferred Stock, and September 2010 Warrants to purchase 2,000,000 shares of our Common Stock.

o
The Company agreed, pursuant to the terms of the 2010 Purchase Agreement, that, except for the Follow-on Financing (as defined in the 2010 Purchase Agreement), for a period of 90 days after the effective date, or the Initial Standstill, of the 2010 Purchase Agreement, the Company would not, subject to certain exceptions, offer, sell, grant any option to purchase, or otherwise dispose of any equity securities or equity equivalent securities, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, capital stock and other securities of the Company.

o
Also in connection with the 2010 Private Placement, the Company agreed to amend the warrants issued to Co-Investment in connection with the Company’s January 2009 private placement and the warrants issued to Co-Investment and other investors in the Company’s 2010 rights offering as a condition of Co-Investment’s consent to approve the creation of the Series B Preferred Stock.  Pursuant to addendums and certificates of adjustment to the aforementioned warrants and addendums and certificates of adjustment to the aforementioned warrants, the expiration dates of the anti-dilution provisions of these warrants were extended to the expiration date of the anti-dilution provisions of the September 2010 Warrants.

•
On December 22, 2009, we and our subsidiaries entered into a Loan Agreement and a $1,250,000 Secured Promissory Note, or the Note, with Co-Investment.  On June 15, 2010, the Company and Co-Investment agreed to modify the terms of the Loan Agreement and the Note to: (i) increase the loan from $1,250,000 to $2,250,000 on June 15, 2010 and (ii) allow Co-Investment to require the Company to repay to Co-Investment an amount not to exceed the loan balance plus accrued interest in the form of the Company’s equity securities at the conversion price and terms identical to the price and terms of the Company’s next issuance of common or preferred stock issued for cash consideration occurring after June 15, 2010, or an Equity Issuance.

o	An Equity Issuance occurred on September 30, 2010.

o
The Company and Co-Investment agreed in the event that the Company did not have a sufficient number of authorized shares of its equity securities to issue to Co-Investment the Company and Co-Investment would jointly cooperate with one another in obtaining the necessary shareholder approval to increase the number of authorized shares of the Company’s equity securities and the effective date of the issuance and repayment would be the date of the Company’s shareholder approval.

o
The Company’s shareholders approved the amendment to the certificate of incorporation of the Company to increase the number of shares of authorized Common Stock of the Company on November 18, 2010, which provided the Company with a sufficient number of authorized shares of its equity securities to issue to Co-Investment to allow the Company to repay to Co-Investment the loan balance plus accrued interest in the form of the Company’s equity securities at the conversion price and terms identical to Equity Issuance.

o
On December 22, 2010, the Company entered into and completed a note conversion, or the Note Conversion, with Co-Investment, in which as consideration for the repayment of the Note and accrued interest in the amount in aggregate of $2,392,136 the Company issued an aggregate of 797,378 shares of its Series B Preferred Stock, warrants to purchase 7,973,780 shares of its Common Stock and $2.40 in cash, as full repayment of all outstanding principal and accrued interest under the Loan Agreement and Note pursuant to the terms of the Conversion Agreement.

Selection of Directors and Stockholder Nominations Process

In connection with our proxy solicitation relating to an annual meeting of stockholders, our board of directors recommends a slate of nominees for election by our stockholders.  In addition, our board of directors fills vacancies on our board of directors when necessary or appropriate.  Recommendations or determinations of our board of directors are made after consideration of the recommendations of, and information supplied by, our nominating and governance committee as to the suitability of each individual, taking into account the criteria described below and other factors, including requirements for board committee membership.  The nominating and governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders.  The nominating and governance committee also may determine to retain third-party executive search firms to identify candidates from time to time.

Our nominating and governance committee considers board candidates based on various criteria, such as their broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business.  Our board of directors and nominating and governance committee also seek members from diverse backgrounds so that our board of directors consists of members with a broad spectrum of experience and expertise and with a reputation for integrity.  In determining whether to recommend a director for reelection, our nominating and governance committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the board of directors and committees of the board on which the director served.

The nominating and governance committee will consider director nominees recommended by stockholders who submit the following information in writing to InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, PA 19087, Attn: Assistant Secretary, if such information is received at least 120 calendar days before the one-year anniversary of the date of mailing of our materials for the prior year’s annual meeting of stockholders:

•	the name and address of the recommending stockholder;

•	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

•	information about the relationship between the candidate and the recommending stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of Shares that the recommending stockholder owns and the length of time the Shares have been owned.

We may require any nominating stockholder or proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as one of our directors.

Assuming that appropriate information has been provided on a timely basis as described above and in accordance with our Amended and Restated Bylaws, the nominating and governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder Communications to our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Stockholders may send communications to our board of directors in writing, addressed to the full board of directors, individual directors or a specific committee of our board of directors, c/o InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, PA 19087, Attn: Assistant Secretary.  Our board of directors relies on our Assistant Secretary to forward written questions or comments to the full board of directors, named directors or specific committees of our board of directors, as appropriate.  General comments or inquiries from stockholders are forwarded to the appropriate individual, as appropriate.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF SHERB & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

The audit committee of our board of directors has appointed Sherb & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2011 and has further directed that management submit the appointment of Sherb & Co., LLP as our independent registered public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Sherb & Co., LLP are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Neither our Amended and Restated Bylaws nor any other governing documents or law require stockholder ratification of the appointment of Sherb & Co., LLP as our independent registered public accountants.  However, the audit committee is submitting the appointment of Sherb & Co., LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Sherb & Co., LLP. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of our stockholders.

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting on this proposal will be required to ratify the appointment of Sherb & Co., LLP.  Any abstentions will have the effect of votes against the proposal.  Any broker non-votes will have no effect on the proposal.

A summary of the fees of Sherb & Co., LLP for the years ended December 31, 2010 and 2009 are set forth below:

	2010 Fees	2009 Fees
Audit Fees(1)	$82,500	$87,000
Audit-Related Fees(2)	-	11,500
Tax Fees(3)	-	9,500
All Other Fees	-	-
Total Fees	$82,500	$108,000

(1)
Audit fees for the fiscal years ended December 31, 2010 and 2009 were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees were for professional services rendered for the audit of the Company’s 401(k) plan.

(3)	Tax fees were for tax compliance, tax advice and tax planning.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.

Our board of directors recommends a vote “FOR” Proposal 2.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to or earned during the fiscal years ended December 31, 2010 and 2009 by our Chief Executive Officer and each of our two other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2010. The executive officers listed in the table below are referred to in this report as our “named executive officers”.  There were no non-equity incentive plan compensation or non-qualified deferred compensation earnings for any of the named executive officers for the fiscal years ended December 31, 2010 and December 31, 2009.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (6)	Stock Awards ($)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Anthony R. Verdi (1)	2010	237,981	-	-	-	16,531	254,512
Acting Principal Executive Officer,	2009	225,000	100,000	-	63,978	12,773	401,751
Chief Financial Officer & Chief
Operating Officer

Robert J. Oakes (2)	2010	274,908	50,000	-	499,491	24,157	848,556
President InsPro Technologies LLC	2009	250,000	50,000	-	98,428	23,623	422,051

James Rourke (3)	2010	164,900	15,000	-	24,748	14,279	218,927
Senior Vice President	2009	-	-	-	-	-	-

(1)           Mr. Verdi was appointed as our Chief Financial Officer on November 10, 2005, Chief Operating Officer on April 1, 2008, interim Principal Executive Officer on June 20, 2008, and Chief Executive Officer on May 18, 2011.

(2)           Mr. Oakes was appointed as President of our subsidiary InsPro Technologies, LLC on October 1, 2007 concurrently with the closing of our acquisition of InsPro.

(3)           Mr. Rourke was appointed our Senior Vice President on February 1, 2010.

(4)           The information below pertains to stock options, which were granted under the 2010 Equity Compensation Plan (which includes prior grants under our 2005 Incentive Stock Plan, 2006 Omnibus Equity Compensation Plan and 2008 Equity Compensation Plan), and a warrant to purchase 150,000 shares of the Company’s Series A Convertible Preferred Stock, which was issued to Mr. Oakes.  The information below represents the aggregate grant date fair value of the stock option as of the date of grant using the Black-Scholes option-pricing model.  Fair value is estimated based on an expected life of five years, an assumed dividend yield of 0% and the assumptions below.

Name	Fiscal Year	Fair Value at Date of Grant ($)	Number of Options Granted (#)	Option Exercise Price ($)	Closing Stock Price on the Date of Grant ($)	Date of Grant	Expected Volatility	Risk Free Interest Rate

Anthony R. Verdi	2010	-	-	-	-	-	-	-
	2009	63,978	650,000	0.101	0.101	2/5/2009	200%	0.29%

Robert J. Oakes	2010	166,497	1,500,000	0.111	0.111	8/18/2010	384%	0.19%
	2010	332,994	150,000	4.000	4.000	8/18/2010	384%	0.19%
	2009	98,428	1,000,000	0.101	0.101	2/5/2009	200%	0.29%

James Rourke	2010	14,998	250,000	0.060	0.060	3/25/2010	345%	0.14%
	2010	9,750	150,000	0.065	0.065	7/9/2010	376%	0.20%

(5)           All other compensation paid to our named executive officers in the fiscal year ended December 31, 2010 consisted of the following:

Name	Payments for Auto and Equipment ($) (a)	Company Paid Health, Life and Disabilitly Insurance ($) (b)	Severance ($)	Company Matching of Employee 401(k) Contributions (c)	Total ($)

Anthony R. Verdi	13,200	981	-	2,350	16,531

Robert J. Oakes	500	20,861	-	2,796	24,157

James Rourke	600	13,679	-	-	14,279

(a)     Payments for auto and equipment represent monthly allowances for auto, cell phones and other equipment.

(b)     Company-paid health, life and disability insurance represents the cost of company-paid insurance premiums covering the named executive officers and, in the case of health insurance premiums, their dependents. We pay 100% of these insurance premiums for the named executive officers. Health insurance premiums vary based on several factors, including the age of the named executive officer and the number of their covered dependents.

(c)     Company matching of employee 401(k) contributions represents 25% of the employee’s contribution up to 4% of the employee’s compensation, which were fully vested for the above named Executive Officers.

(6)           Mr. Oakes received a bonus in 2010 based on a bonus plan, which was based on InsPro Technologies LLC’s 2009 revenue and profit measures and Mr. Oakes individual personal performance as evaluated by the Compensation Committee.  Messrs. Oakes and Verdi each received discretionary bonuses in 2009.  Mr. Rourke received a one time sign-on bonus in 2010 as part of the Company’s employment offer to him.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the outstanding equity awards held by our named executive officers for the year ended December 31, 2010. The information below pertains to stock options, which were granted under the 2010 Equity Compensation Plan (which includes prior grants under our 2005 Incentive Stock Plan, 2006 Omnibus Equity Compensation Plan and 2008 Equity Compensation Plan), and a warrant to purchase 150,000 shares of the Company’s Series A Convertible Preferred Stock, which was issued to Mr. Oakes on August 18, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

Anthony R. Verdi	650,000	-	-	0.101	2/4/2014
	350,000	-	-	1.00	11/09/2015

Robert J. Oakes	-	1,500,000	-	0.111	8/18/2015
	150,000	-	-	4.00	8/18/2015
	1,000,000		-	0.101	2/4/2014

James Rourke	-	150,000	-	0.07	7/9/2010
	50,000	200,000	-	0.06	3/25/2010

Employment, Severance and Other Agreements

Anthony R. Verdi

Pursuant to an amended and restated employment agreement Mr. Verdi serves as our Chief Financial Officer and Chief Operating Officer. Pursuant to his amended and restated employment agreement, his annual base salary was $225,000 per year through April, 1, 2006, was then increased to $250,000 through March 31, 2009.  He is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time.

In connection with the March 31, 2008 private placement, Mr. Verdi’s employment agreement was amended effective March 31, 2008 to revise Mr. Verdi’s annual base salary to $225,000 and to amend the term of his employment agreement to a one year term commencing March 31, 2008, and, if not terminated, automatically renews for one year periods.

In the event of Mr. Verdi’s termination without cause or for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 18 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of one month, less all applicable taxes.

Robert J. Oakes

Pursuant to an amended and restated written employment agreement with InsPro Technologies, LLC, Mr. Oakes serves as InsPro Technologies, LLC’s President and Chief Executive Officer. Pursuant to his employment agreement, his annual base salary is $250,000 per year through September 30, 2011. Mr. Oakes is entitled to receive an increase in his base compensation to $300,000 retroactive to July 1, 2010, after InsPro Technologies, LLC achieves one calendar quarter of positive operating cash flow.  Mr. Oakes is entitled to bonus compensation equal to 100% of the InsPro Technologies, LLC’s net income up to a maximum of $100,000 in 2010 and $100,000 in 2011.  Mr. Oakes is entitled to such fringe benefits as are available to other executives of InsPro Technologies Corporation.  Mr. Oakes employment agreement was automatically extended for an additional one year term on March 25, 2011 and automatically renews annually thereafter unless either party provides written notification to the other party of non-renewal no later than 60 days prior to the termination date of the agreement.

In the event of Mr. Oakes’s termination without cause or for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 12 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of one month, less all applicable taxes.

Pursuant to Mr. Oakes employment agreement, he is subject to a non-competition and non-solicitation provision during the term of his employment agreement and for a period of one year following his termination.

James Rourke

Mr. Rourke serves as InsPro Technologies, LLC’s Senior Vice President of Sales and Marketing and is employed as an employee-at-will.  Mr. Rourke is entitled to variable incentive compensation based on a percentage of new sales and bonus compensation as defined in the InsPro Technologies Management Incentive Compensation Plan.  The InsPro Technologies Management Incentive Compensation Plan defines a maximum compensation payment payable to certain executives including Mr. Rourke but excluding Messrs. Oakes and Verdi, or the Bonus Pool, based on the net income of InsPro Technologies, LLC, adjusted up or down based on the revenue of InsPro Technologies, LLC. The Bonus Pool amount (if any) is then divided among the certain executives, which includes Mr. Rourke.  Mr. Rourke is entitled to such fringe benefits as are available to other executives of InsPro Technologies Corporation.

Compensation of Directors

The following table sets forth information concerning the compensation of all individuals who served on our board of directors during the fiscal year ended December 31, 2010. There were no non-equity incentive plan compensation or nonqualified deferred compensation earnings to any of our directors for the year ended December 31, 2010. Directors who are employees receive no additional or special compensation for serving as directors. All compensation for Messrs. Oakes and Verdi are included in the Summary Compensation Table.  Messrs. Caldwell and Tecce have assigned all of their board compensation to The Co-Investment Fund II, L.P.   Messrs. Caldwell and Tecce are both stockholders, directors and officers of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Total ($)

Donald Caldwell	4,500	-	-	4,500

John Harrison	3,500	-	-	3,500

Warren V. Musser	4,000	-	-	4,000

Sanford Rich	6,500	-	-	6,500

L.J. Rowell	6,000	-	-	6,000

Paul Soltoff	4,000	-	-	4,000

Frederick Tecce	3,500	-	-	3,500

Edmond Walters	4,000	-	-	4,000

(1)           Represents board and committee meeting fees paid to our directors under our Non-Employee Director Compensation Plan.

The following table sets forth information concerning the aggregate number of options available, which are options issued, outstanding and exercisable, for non-employee directors as of December 31, 2010.

Aggregate Number of Options Available as of December 31, 2010

Donald Caldwell	-

John Harrison	250,000

Warren V. Musser	675,000

Sanford Rich	200,000

L.J. Rowell	200,000

Paul Soltoff	150,000

Frederick C. Tecce	-

Edmond Walters	-

Director Compensation Plan

Directors who are employees receive no additional or special compensation for serving as directors. Non employee directors receive the following compensation under the terms of our Non Employee Director Compensation Plan:

•	Each non employee director is entitled to receive the following cash compensation:

o	$5,000 annual retainer for each director, which the Company’s board of directors determined to waive for 2010

o	$2,000 annual retainer for the Audit Committee Chairperson, which the Company’s board of directors determined to waive for 2010

o	$1,000 annual retainer for the Compensation Committee Chairperson, which the Company’s board of directors determined to waive for 2010

o	$1,000 annual retainer for the Nominating and Governance Committee Chairperson, which the Company’s board of directors determined to waive for 2010

o	$1,000 meeting fee for each board meeting attending in person or via teleconference

o	$500 meeting fee for each committee meeting attending in person or via teleconference.

•	Each non employee director is entitled to receive the following equity compensation:

o
Upon election to our board of a directors, a newly elected director will receive a grant of restricted shares of common stock under our 2010 Equity Compensation Plan with an aggregate fair market value of $100,000, as determined by the closing market price of one share of our common stock on the date of the directors election to the board of directors, which shall vest in the following increments: (i) one-third on the date of the director’s election to the board of directors; (ii) one-third on the date of the first anniversary of the director’s election to the board of directors; and (iii) one-third on the date of the second anniversary of the director’s election to the board of directors.

o
On a date specified by the Compensation Committee of the board, each director who serves as a director on that specified date will receive an annual grant of 10,000 fully vested shares of common stock granted under the 2010 Equity Compensation Plan.   The Compensation Committee determined not to specify a date in 2010 and effectively waived this grant of stock in 2010, which our board of directors ratified.

o
On a date specified by the Compensation Committee of the board, each director who serves as a chairperson of a committee of the board of directors on that specified date will receive an annual grant of 5,000 fully vested shares of common stock granted under the 2008 Equity Compensation Plan. The Compensation Committee determined not to specify a date in 2010 and effectively waived this grant of stock in 2010, which our board of directors ratified.

We also purchase directors and officers’ liability insurance for the benefit of our directors and officers as a group.  We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees.  No fees are payable to directors for attendance at specially called meetings of the board.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION OF THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT INSPRO TECHNOLOGIES CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

Our board of directors established an audit committee in January 2006, which was reconstituted in July 2006 to comply with the independence and other requirements under NASDAQ listing standards.  Effective July 2006, our board of directors also adopted a written charter for the audit committee. Our audit committee oversees our financial reporting process on behalf of our board of directors.

Our audit committee has reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented, and their judgments as to the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

Our audit committee has received from and discussed with Sherb & Co., LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The board of directors also discussed with Sherb & Co., LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Our audit committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  In reliance on these reviews and discussions, our audit committee determined that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Respectfully submitted,

By the Audit Committee of the Board of Directors

Donald R. Caldwell

Sanford Rich

L. J. Rowell

July 5, 2011

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of beneficial ownership and changes in beneficial ownership of our common stock and any other equity securities with the Securities and Exchange Commission. Executive officers, directors, and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us, or representations from certain reporting persons that no Forms 3, 4 or 5 were required to be filed by such persons, we believe that all of our executive officers, directors and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them.

STOCKHOLDER PROPOSALS – 2012 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with rules and regulations adopted by the Securities and Exchange Commission by mailing the proposals to InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, Attn: Assistant Secretary. Any proposal that an eligible stockholder desires to have included in the proxy statement and presented at the 2012 annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us no later than March 13, 2012, and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

Other deadlines apply to the submission of stockholder proposals for the 2012 annual meeting of stockholders that are not required to be included in our proxy statement under Securities and Exchange Commission rules.  With respect to stockholder proposals relating to director nominations, see page 12 of this proxy statement.  With respect to other stockholder proposals for the 2012 annual meeting, the deadline under regulations adopted by the Securities and Exchange Commission is May 21, 2012 (45 calendar days prior to the anniversary of the mailing date of this proxy statement).  If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2012 annual meeting of stockholders.

OTHER MATTERS

Our board of directors is not aware of any other matter not set forth herein that may be brought before the Annual Meeting.  However, if any such other matters are properly brought before the meeting, it is the intention of the proxies to vote the Shares represented thereby in accordance with the recommendation of our board of directors on such matters.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to “incorporate by reference” certain information into this proxy statement, which means that we can disclose important information to our stockholders by referring our stockholders to other documents that we filed separately with the Securities and Exchange Commission. Our stockholders should consider the incorporated information as if we reproduced it in this proxy statement, except for any information directly superseded by information contained in this proxy statement.

We incorporate by reference into this proxy statement the following financial statements and other information which contain important information about our company and our business and financial results:

•
The financial statements, selected financial data, selected quarterly financial data, and management’s discussion and analysis of financial condition and results of operations and market risk disclosures contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 31, 2011, and our Quarterly Report on Form 10-Q for the period ended March 31, 2011, filed with the SEC on May 16, 2011;

This proxy statement is accompanied by a copy of each of the following documents, which are incorporated by reference into this proxy statement to the extent set forth above:

•	Our Annual Report on Form 10-K, filed with the SEC on March 31, 2011; and

•	Our Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2011.

Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K, (without exhibits), additional copies of our Quarterly Report on Form 10-Q (without exhibits) and additional copies of this proxy statement, each of which we have filed with the Securities and Exchange Commission. In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record copies of any exhibit to our Annual Report on Form 10-K or our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. All written requests should be sent to InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, Attn: Assistant Secretary.

By Order of the Board of Directors,

Anthony R. Verdi
Chief Financial Officer, Chief Operating Officer and
Chief Executive Officer

Dated:    July 5, 2011

Appendix A
CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF INSPRO TECHNOLOGIES CORPORATION

I.	Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of InsPro Technologies Corporation (the “Company”) is appointed by, and generally acts on behalf of, the Board.  The Committee’s purposes shall be:

A.	To assist the Board in its oversight of: (1) the integrity of the Company’s financial statements; and (2) the Company’s compliance with legal and regulatory requirements;

B.
To interact directly with, and evaluate the performance of, the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.	To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight and shall not relieve the Company’s management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial condition, results of operations, and cash flows in accordance with generally accepted accounting principles (“GAAP”) or the responsibilities of the independent auditors relating to the audit or review of financial statements, nor can the Committee certify that the independent auditor is “independent” under applicable rules.

II.	Membership and Qualifications

A.
Number and Independence. The Committee shall consist of at least three directors, each of whom shall be independent.  A director will qualify as independent if the Board has affirmatively determined that such director has met the independent director requirements set forth in the Marketplace Rules of the Nasdaq Stock Market.  In addition, to qualify as independent, members of the Committee also shall satisfy the requirements of Rule 10-A-3(b) under the Securities Exchange Act of 1934, as amended, which currently are as follows:

1.	No Committee member or immediate family member of such Committee member may be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC; and

2.
No Committee member may accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee.

B.
Financial Sophistication.  All members of the Committee shall be financially literate.  At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.  At least one member of the Committee shall be an “audit committee financial expert” as that term is defined by the SEC.

A1

C.
Selection and Removal.  The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal.  No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.  The Board shall designate one member of the Committee to serve as Chairman.

D.
Simultaneous Membership.  Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.	Meetings, Procedures, and Funding

A.
Meetings.  The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event fewer than four times per year.  A majority of the members of the Committee shall constitute a quorum.

B.	Special Meetings. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

C.
Additional Attendees.  The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

D.	Meetings with Independent Auditors. The Committee shall meet with the independent auditors and management in separate meetings as often as it deems necessary and appropriate in its judgment.

E.	Reporting. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

F.	Minutes. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

G.
Delegation.  The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

H.
Company Resources.  The Committee shall have the authority to obtain advice and assistance from internal and external advisors, and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

A2

IV.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A.	Financial Reporting Process.

1.
The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other financial disclosures to be included in SEC filings prior to their release.  This discussion should include, where appropriate, a discussion about the Company’s accounting principles, critical accounting estimates, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2.	The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3.	The Committee shall review earnings press releases prior to their release, as well as the types of financial information and earnings guidance provided to analysts and rating agencies.

4.	The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B.          Risks and Control Environment.

1.
The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

2.
The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee.  In addition, the Committee shall review and discuss the annual report of management on internal control over financial reporting and the independent auditors’ attestation report on management’s evaluation of internal control over financial reporting, when those reports are required by SEC rules.

C.           Independent Auditors.

1.
The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors.  The independent auditors shall report directly to the Committee.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2.
The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services.  Pre-approval of lawfully permitted non-audit services may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such non-audit services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting.

A3

3.
Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

4.
The Committee shall, at least annually, obtain and review a report by the independent auditors describing:  (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues; and (c) in order to assess the firm’s independence, all relationships between the firm and the Company.

5.
The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application, and disclosure of critical accounting policies and practices, all alternative treatments, assumptions, estimates, or methods that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent auditors, and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.
The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and management’s response to same, shall discuss with the independent auditors any other matters required to be brought to its attention under auditing standards (e.g., Statement on Auditing Standards No. 61 and Independent Standards Board Standard No. 1), and shall resolve any disagreements between the independent auditors and management.

7.
After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and independence, including considering whether the independent auditors’ quality controls are adequate.  This evaluation also shall include the review and evaluation of the audit engagement team, including the lead partner.  In making its evaluation, the Committee shall take into account the opinions of management.  The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

8.	The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

D.           Evaluations, Reports and Other Responsibilities.

1.
The Committee shall annually review and assess the performance of the Committee and each Committee member and deliver a report to the Board setting forth the results of its evaluation.  In conducting this review, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness, and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2.
The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the performance and independence of the Company’s independent auditors, and the effectiveness of the Company’s disclosure controls and procedures.

A4

3.	The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors.

4.
The Committee shall establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

5.	The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

6.	The Committee shall maintain free and open communication with the Board, management, the internal auditor, and the independent auditors.

7.
The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

8.
The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

A5

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS
OF INSPRO TECHNOLOGIES CORPORATION

A.	Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of InsPro Technologies Corporation (the “Company”) is appointed by, and generally acts on behalf of, the Board.  The Committee’s purposes shall be:

1.	To establish and periodically review the Company’s compensation philosophy and the adequacy of compensation plans and programs for executive officers and other Company employees;

2.	To establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

3.	To review the performance of the executive officers and award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

4.	To review and monitor management development and succession plans and activities; and

5.	To prepare the report on executive compensation required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

B.	Membership and Qualifications

1.
        Number and Independence.  The Committee shall consist of at least two directors, each of whom shall be independent. A director will qualify as independent if the Board has affirmatively determined, consistent with the independence criteria set forth in the Company’s Corporate Governance Guidelines, that the director is independent.  In addition, for purposes of meeting the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code section, the Committee approving the performance goals to which certain of the executive compensation is tied in making such performance-based awards, shall consist solely of “outside” directors, as defined in Treasury Regulation 1.162-27(e)(3) promulgated under the Code.  Moreover, for the purpose of facilitating the availability of the exemptive provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee approving grants and awards of Company securities (which shall be deemed to include, for purposes of this sentence, “phantom” securities), shall consist solely of “non-employee directors,” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

2.
        Selection and Removal.  The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.  The Board shall designate one member of the Committee to serve as Chairman.

C.	Meetings, Procedures and Funding

B1

1.	Meetings. The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

2.	Special Meetings. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

3.
                Additional Attendees.  The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

4.	Reporting. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

5.	Minutes. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

6.
                Delegation.  The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

D.
Company Resources.  The Committee shall have the authority to obtain advice and assistance from internal and external advisors and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

E.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

1.	Compensation Philosophy, Plans, and Programs.

a.	Periodically review, consider, and approve the philosophy for compensation of the Company’s executive officers and other employees.

b.
Establish compensation plans and programs for executive officers and other employees, including incentive and equity-based plans and programs, any appropriate employment contracts, special retirement benefits, and severance or change in control arrangements, and recommend for Board approval the annual compensation plan for executive officers.

c.
Annually review the adequacy of such plans and programs for the executive officers and other employees, ensuring appropriate levels of incentive to management, and aligning management’s goals with the interests of stockholders, and report the results of, and recommendations resulting from, such review to the Board.

d.	Administer the Company’s incentive and equity-based plans and programs.

e.
Monitor the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and determine the extent to which the Company should comply with its provisions and any steps that the Committee must take in order to comply with such provisions.

B2

2.	Specific Compensation Amounts and Incentives.

a.
Establish annual base salary amounts for executive officers and, based upon discussions with the Executive Chairman of the Board and the Chief Executive Officer (the “CEO”) in advance of the commencement of the fiscal year or as soon after commencement of the fiscal year as reasonably possible, annual incentive opportunity levels and the financial and any other goals to be met to earn annual and long-term incentive awards, and recommend, where appropriate or requested by a majority of all of the independent directors, Board approval of such salary amounts and incentive levels and goals.

b.
Review and evaluate, at least annually and taking into account the views of the other members of the Board, the performance and leadership of the CEO and determine and recommend, where appropriate or requested by a majority of all of the independent directors, Board approval of the amounts of annual and any long-term incentive awards and any adjustments to the annual salary amounts based upon such performance and consistent with the achievement of established goals.

c.
Review with the Executive Chairman of the Board and the CEO their evaluation of the performance of the other executive officers and determine with the Executive Chairman of the Board and the CEO, and recommend, where appropriate or requested by a majority of all of the independent directors, Board approval of the amounts of annual and any long-term incentive awards and any adjustments to the annual salary amounts for the other executive officers based upon such performance and consistent with the achievement of established goals.  Review periodically the compensation of non-employee directors and the principles upon which such compensation is determined, and recommend to the Board, for its approval, the components and amounts of compensation for non-employee directors.  In this regard, Company management should report periodically as to how the Company’s non-employee director compensation practices compare with those of other similarly situated public corporations.

d.
Exercise all rights, authority and functions of the plan administrator under all of the Company’s stock option, stock incentive, employee stock purchase, and other equity-based plans, as applicable, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board, the Committee shall not be authorized to amend any such plan.  To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company.  The Committee, or a majority of the independent directors of the Board, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in Nasdaq Rule 4350(i)(1)(A)(iv).

3.	Management Development and Succession.

a.	The Committee shall oversee the evaluation of the executive officers of the Company.

b.	The Committee shall review and monitor management development plans and activities.

c.	The Committee shall review annually the process for identifying executive officers of the Company.

B3

d.
The Committee shall review annually with the Executive Chairman of the Board and the CEO their proposed succession plan for each executive officer and the Executive Chairman of the Board’s and the CEO’s evaluation of each executive officer.

e.
The Committee shall review with the Board the Company’s succession plan for the Executive Chairman of the Board and the CEO and other executive officers, including plans for emergency succession in case of the unexpected disability of the Executive Chairman of the Board or the CEO.

4.	Evaluations, Reports and Other Responsibilities.

a.	Annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of the evaluation.

b.	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

c.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

d.
Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

e.
The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

B4

Appendix C

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS
OF INSPRO TECHNOLOGIES CORPORATION

I.	Purpose

The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of InsPro Technologies Corporation (the “Company”) is appointed by, and generally acts on behalf, of the Board.  The Committee’s purposes shall be:

A.	To advise the Board regarding the membership and operations of the Board;

B.
To identify individuals qualified to serve as members of the Board, to select, subject to ratification by the Board, the director nominees for the next annual meeting of stockholders, and to recommend to the Board individuals to fill vacancies on the Board;

C.	To recommend to the Board the responsibilities of each Board committee, the structure and operation of each Board committee, and the director nominees for assignment to each Board committee;

D.	To oversee the Board’s annual evaluation of its performance and the performance of other Board committees; and

E.	To periodically review the Company’s Corporate Governance Guidelines.

II.	Membership and Qualifications

1.
Number and Independence.  The Committee shall be composed of at least two directors, each of whom shall be independent.  A director will qualify as independent if the Board has affirmatively determined, consistent with the independence criteria set forth in the Company’s Corporate Governance Guidelines, that the director is independent.

2.
Selection and Removal.  The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal.  No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.  The Board shall designate one member of the Committee to serve as Chairperson.

III.	Meetings and Procedures

1.	Meetings. The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

2.	Special Meetings. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

3.
Additional Attendees.  The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

4.	Reporting. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

C1

5.	Minutes. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

6.
Delegation.  The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

7.
Company Resources.  The Committee shall have the authority to obtain advice and assistance from internal and external advisors and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

1.	Board Size and Composition.

a.
Consider and recommend to the Board the appropriate size, function, and needs of the Board, so that the Board as a whole collectively possesses a broad range of skills, expertise, industry, and other knowledge, and business and other experience useful to the effective oversight of the Company’s business.  The Board also seeks members from diverse backgrounds so that the Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity.  Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions that they can make to the Company.

b.
Determine what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board, taking into account the competencies described above, and actively seek individuals qualified to become Board members.

c.
Evaluate and recommend to the Board the director nominees of the Board to be elected by the stockholders at the Company’s next annual meeting of stockholders and, where applicable, recommend to the Board individuals to fill vacancies on the Board.  In selecting nominees, the Committee shall consider individuals recommended by Company stockholders.  Such recommendations should be submitted, along with the following information, to the Chairman of the Committee at least 120 days before the one-year anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders:

(i)	the name and address of the recommending stockholder;

(ii)	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the SEC;

(iii)	information about the relationship between the candidate and the recommending stockholder;

(iv)	the consent of the candidate to serve as a director; and

(v)	proof of the number of shares of the Company’s common stock that the recommending stockholder owns and the length of time the shares have been owned.

C2

2.	Board Committees.

a.	Recommend to the Board the responsibilities of the Board committees, including each committee’s membership, operations, and authority to delegate to subcommittees.

b.
Evaluate and recommend to the Board those directors to be appointed to the various Board committees, including the persons recommended to serve as chairman of each committee.  In making its evaluations and recommendations, the Committee should consider:  (i) the qualifications for membership on each committee; and (ii) the number of boards and other committees on which the directors serve.

3.	Evaluation of the Board and Board Committees.

a.
Oversee the annual evaluation of the Board and the Audit and Compensation Committees and deliver reports to the Board setting forth the results of such evaluations.  The Committee also shall monitor director performance throughout the year (noting particularly any directors who have had a change in their primary job responsibilities or who have assumed additional directorships since their last assessment).  If any serious problems are identified, the Committee will work with the director to resolve such problems or, if necessary, recommend to the Board that it seek such director’s resignation.

b.
Annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation.  In conducting this review, the Committee shall address matters that it considers relevant to its performance, including, at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

4.	General Corporate Governance Matters.

a.	Periodically review and assess the adequacy of the Company’s Corporate Governance Guidelines and recommend any changes to the Board for its approval.

b.
Recommend other corporate governance related matters for consideration by the Board, including:  (i) the structure of Board meetings, including recommendations for the improvement in the conduct of such meetings, and the timeliness and adequacy of the information provided to the Board prior to such meetings; (ii) director retirement policies; (iii) director and officer insurance policy requirements; (iv) policies regarding the number of Boards on which a director may serve; and (v) director orientation and training.

c.	Review periodically the Company’s Code of Business Conduct and Ethics.

d.
Consult with the Executive Chairman of the Board and the Chief Executive Officer, as appropriate and other Board members to assure that its decisions facilitate a sound relationship between and among the Board, Board committees, individual directors, and management.

e.	Review and reassess the adequacy of this Charter and the charters of each of the other standing committees of the Board annually and recommend any proposed changes to the Board for its approval.

C3

5.	Other Responsibilities.

a.
Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

b.
The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

C4

INSPRO TECHNOLOGIES CORPORATION
150 N RADNOR-CHESTER RD, SUITE B101
RADOR, PA 19087

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Donald R. Caldwell
02 John Harrison
03 Robert J. Oakes
04 Sanford Rich
05 L.J. Rowell
06 Paul Soltoff
07 Frederick C. Tecce
08 Anthony R. Verdi
09 Edmond J. Walters

The board of directors recommends you vote FOR **the following proposal:**

	For	Against	Abstain
2 To ratify the appointment of Sherb & Co. LLP as Inspro Technologies Corporation's independent registered public accountants for the fiscal year ending December 31, 2011.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000111313_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

INSPRO TECHNOLOGIES CORPORATION
Annual Meeting of Stockholders
August 4, 2011 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Anthony R. Verdi with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common and Preferred stock owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the Company's offices located at 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania on August 4, 2011, 9:00 a.m. local time. and at any adjournment or postponement thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the notice of the 2011 Annual Meeting and proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies hereby given.

These proxies will vote FOR the proposal to elect to our board of directors the Nine nominees listed in the proxy statement, And FOR the proposal, to ratify the appointment of Sherb & Co. LLP as our independent registered public accountants, as described in the proxy statement if the applicable boxes are not marked, and, in their discretion, on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. If the applicable boxes are marked and this proxy card is properly executed, the proxies will be voted as directed. The proxies are also authorized to vote upon all other matters as may properly come before the meeting or any adjournment or postponement thereof, utilizing their own discretion as set forth in the notice of the 2011 Annual Meeting and the proxy statement.

Continued and to be signed on reverse side

0000111313_2 R1.0.0.11699